THE INCOME FUND OF AMERICA, INC.
     One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
         Mailing Address: P.O. Box 7650, San Francisco, California 94120-7650
                            Telephone (415) 421-9360

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,068,009
------------------ --------------------------------
------------------ --------------------------------
Class B            $53,967
------------------ --------------------------------
------------------ --------------------------------
Class C            $44,868
------------------ --------------------------------
------------------ --------------------------------
Class F            $13,361
------------------ --------------------------------
------------------ --------------------------------
Total              $1,180,205
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,652
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $680
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,025
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $127
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $13
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $35
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $809
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $978
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $336
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,561
------------------ --------------------------------
------------------ --------------------------------
Total              $8,216
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7250
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6215
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.6118
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.7141
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.7240
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.6294
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.6001
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.6732
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.5144
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.6212
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.6395
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.6773
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.7193
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7574
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,677,091
------------------ ----------------------------------
------------------ ----------------------------------
Class B            131,173
------------------ ----------------------------------
------------------ ----------------------------------
Class C            120,580
------------------ ----------------------------------
------------------ ----------------------------------
Class F            30,555
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,959,399
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        6,014
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,796
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,836
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        337
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        50
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          145
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,358
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,666
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          794
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,557
------------------ ----------------------------------
------------------ ----------------------------------
Total              21,553
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.44
----------------------- -------------------------
----------------------- -------------------------
Class B                 $15.36
----------------------- -------------------------
----------------------- -------------------------
Class C                 $15.34
----------------------- -------------------------
----------------------- -------------------------
Class F                 $15.42
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $15.42
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $15.36
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $15.39
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $15.40
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $15.42
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $15.39
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $15.36
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $15.41
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $15.43
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.44
----------------------- -------------------------